Related-Party Balances and Transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related-party Balances and Transactions

(16) Related-party Balances and Transactions

The principal related-party balances as of December 31, 2020 and 2021, and transactions for the years ended December 31, 2019, 2020 and 2021 are as follows:

(i) In 2019, one of the Group’s subsidiaries purchased certain wealth management products offered by an online peer-to-peer (“P2P”) lending platform, which is considered to be a related party as the legal representative of the company that operates the P2P platform is a relative to Mr. Yinan Hu, the Group’s co-founder, chairman of the board of directors and chief executive officer. The wealth management products purchased on the platform by the subsidiary bear interests at 7.3% with terms of 90 days. Principal and interests are payable upon maturity of those products or on a quarterly basis. As of December 31, 2019, these wealth management products were matured. The principal of RMB15,000 and interests of RMB360 recorded as investment income in the consolidated statements of income have been received in 2019. No further transaction occurred since 2019.

(ii) On December 28, 2020, the Group entered into a framework strategic partnership agreement, or the Agreement, with Puyi Enterprise Management Consulting Co., Ltd (“Puyi Consulting”), which was controlled by Puyi, the Group’s affiliate. Pursuant to the Agreement, both parties, on the basis of full compliance with relevant regulatory and legal requirements , will share customer and channel resources and explore collaboration opportunities on the provision of value-added asset management services to Chinese households, by leveraging both parties’ respective strength in insurance and financial services. For the year ended December 31, 2021, the Group incurred RMB5,386 commission cost to Puyi Consulting and the balance of accounts payable as of December 31, 2021 was RMB2,894.